SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 6, 2000


                        Penn Treaty American Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                 0-15972              23-1664166
        ------------                 -------              ----------
(State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)       Identification No.)

                3440 Lehigh Street, Allentown, Pennsylvania 18103
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (610) 965-2222


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events.

The Registrant today reported that on Thursday, April 6, 2000, the Montgomery County, Pennsylvania, Court of Common Pleas entered a jury verdict against one of the Registrant's former subsidiaries in a case captioned Edward Gray versus Penn Treaty Life Insurance Company. Under the case, which was filed November 3, 1995, a jury awarded a compensatory judgement of $24,000 and a punitive award of $2,000,000 in favor of the plaintiff. The Registrant, on behalf of its former subsidiary, is vigorously pursuing all of its legal rights and remedies to reverse or substantially reduce this award, including motion for remittiter, post trial motions and appeal.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         PENN TREATY AMERICAN CORPORATION


         By:  /s/  Cameron B. Waite
              ----------------------------------------------
                   Cameron B. Waite, Chief Financial Officer

         Date:  April 12, 2000